UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXXONMOBIL VOTE C 1234567890 000001ADAM SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 YOUR VOTE IS IMPORTANT SHAREHOLDER ANNUAL MEETING NOTICE Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2022 PLEASE REVIEW THE MEETING MATERIALS This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. The items to be voted on and details of the annual meeting are on the reverse side. The 2021 Annual Report and 2022 Proxy Statement are available at www.envisionreports.com/xom. VOTE NOW Go to    www.envisionreports.com/xom to vote your shares now. TO AND VOTE ACCESS ONLINE    DOCUMENTS THE MEETING Use your mobile device to scan the QR code or go to www.envisionreports.com/xom to vote your shares 1234 5678 9012 345 ATTEND the virtual meeting on May 25, 2022 at 9:30 a.m. Central Time. Go to www.envisionreports.com/xom for instructions.

MEETING DETAILS

The Annual Meeting of Shareholders of Exxon Mobil Corporation will be held on Wednesday, May 25, 2022 at 9:30 a.m. Central Time. Attend virtually at www.virtualshareholdermeeting.com/XOM2022. To attend as a guest, simply access the meeting 15-minutes prior to the meeting start time. To be able to vote or ask questions as a shareholder at the meeting, see the attendance instructions at www.envisionreports.com/xom which describe how to obtain a virtual meeting access control number.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 and 3 and AGAINST Shareholder Proposals 4 through 10.

1. Election of Directors (page 9):

01 - Michael J. Angelakis	02 - Susan K. Avery	03 - Angela F. Braly	04 - Ursula M. Burns
05 - Gregory J. Goff	06 - Kaisa H. Hietala	07 - Joseph L. Hooley	08 - Steven A. Kandarian
09 - Alexander A. Karsner	10 - Jeffrey W. Ubben	11 - Darren W. Woods	

2. Ratification of Independent Auditors (page 35)
3. Advisory Vote to Approve Executive Compensation (page 36)
4. Remove Executive Perquisites (page 69)
5. Limit Shareholder Rights for Proposal Submission (page 70)
6. Reduce Company Emissions and Hydrocarbon Sales (page 71)
7. Report on Low Carbon Business Planning (page 73)
8. Report on Scenario Analysis (page 75)
9. Report on Plastic Production (page 78)
10. Report on Political Contributions (page 80)

ORDER MATERIALS

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed below at least 10 days prior to the meeting to facilitate timely delivery. You will need the number located in the box on the reverse side.

REQUEST VIA:

Internet	Phone	Email
www.investorvote.com/exxonmobil	1-866-641-4276	investorvote@computershare.com

YOUR EMAIL REQUEST MUST INCLUDE:

- "Proxy Materials ExxonMobil" in the subject line
- Your full name and address
- The number located in the box on the reverse side
- Statement that you want a paper copy of the meeting materials

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE

To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please see the instructions at www.envisionreports.com/xom.

SAVE TIME AND PAPER

Choose to receive future proxy materials electronically when you vote online at www.envisionreports.com/xom.

exxonmobil IT VOTE IS IMPORTANT THAT YOU PLEASE STOCKHOLDERS JOIN YOUR AND FELLOW VOTE TODAY .

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice.Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and select “Email” in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.